Exhibit 8.1

List of subsidiaries of China Lodging Group, Limited

Directly-Owned Subsidiaries:

HanTing (Tianjin) Investment Consulting Co., Ltd. (PRC)

Shanghai HanTing Hotel Management Group, Ltd. (PRC)

HanTing Xingkong (Shanghai) Hotel Management Co., Ltd. (PRC)

Yiju (Shanghai) Hotel Management Co., Ltd. (PRC)

China Lodging Holdings (HK) Limited (Hong Kong)

China Lodging Holdings Singapore Pte. Ltd. (Singapore)

City Home Group Limited (Cayman)

China Lodging Investment Limited (Cayman)

Sheen Step Group Limited (Seychelles)

CLG Special Investments Limited (Cayman)

Indirectly-Owned Subsidiaries:

1. 100% Owned Subsidiaries

1.1                     Shanghai HanTing Decoration and Engineering Co., Ltd.

1.2                     Shanghai Yiju Hotel Management Co., Ltd.

1.3                     Shanghai Aiting Hotel Management Co., Ltd.

1.4                     Shanghai Senting Hotel Management Co., Ltd.

1.5                     Shanghai Yuanting Hotel Management Co., Ltd.

1.6                     Shanghai Ningting Hotel Management Co., Ltd.

1.7                     Shanghai Guiting Hotel Management Co., Ltd.

1.8                     Shanghai Yiting Hotel Management Co., Ltd.

1.9                     Shanghai Songting Hotel Management Co., Ltd.

1.10              Shanghai Xiting Hotel Management Co., Ltd.

1.11              Shanghai Jiating Hotel Management Co., Ltd.

1.12              Shanghai Hanhao Hotel Management Co., Ltd.

1.13              Shanghai Yuanting Hotel Management Co., Ltd.

1.14              Shanghai Yangting Hotel Management Co., Ltd.

1.15              Shanghai Baoting Hotel Management Co., Ltd.

1.16              Shanghai Yaogu Shangwu Hotel Management Co., Ltd.

1.17              Shanghai Changting Hotel Management Co., Ltd.

1.18              Shanghai Changting Hotel Management Co., Ltd.

1.19              Shanghai Qinting Hotel Management Co., Ltd.

1.20              Suzhou HanTing Hotel Management Co., Ltd.

1.21              Suzhou Lishan Yatai Hotel Management Co., Ltd.

1.22              Beijing Beixie Hongyun Hotel Management Co., Ltd.

1.23              Beijing Jiating Hotel Management Co., Ltd.

1.24              Beijing Dongting Hotel Management Co., Ltd.

1.25              Beijing Anting Hotel Management Co., Ltd.

1.26              Beijing Yueting Hotel Management Co., Ltd.

1.27              Hangzhou Senting Hotel Management Co., Ltd.

1.28              Hangzhou Yishitan Investment and Management Co., Ltd.

1.29              Hangzhou Qiuting Hotel Management Co., Ltd.

1.30              Guangzhou Mengting Hotel Management Co., Ltd.

1.31              Guangzhou Meiting Hotel Management Co., Ltd.

1.32              Guangzhou Huiting Hotel Management Co., Ltd.

1.33              Tianjin Xingting Hotel Management Co., Ltd.

1.34              Tianjin HanTing Xingkong Hotel Management Co., Ltd.

1.35              Tianjin Yiting Hotel Management Co., Ltd.

1.36              Shenyang Maruika Hotel Management Co., Ltd.

1.37              Shenyang Futing Hotel Management Co., Ltd.

1.38              Wuhan HanTing Hotel Management Co., Ltd.

1.39              Wuhan Changting Hotel Management Co., Ltd.

1.40              Shenzhen HanTing Hotel Management Co., Ltd.

1.41              Shenzhen Shenting Hotel Management Co., Ltd.

1.42              Kunshan Lishan Hotel Management Co., Ltd.

1.43              Ningbo Jiangdong Meijia City Hotel Co., Ltd.

1.44              Yiwu HanTing Hotel Management Co., Ltd.

1.45              Nanning HanTing Hotel Management Co., Ltd.

1.46              Shanghai Hegao Hotel Management Co., Ltd.

1.47              Xiamen Xiating Hotel Co., Ltd.

1.48              Zibo HanTing Hotel Management Co., Ltd.

1.49              Beijing HanTing Jiamei Hotel Management Co., Ltd.

1.50              Xi’an HanTing Fukai Hotel Management Co., Ltd.

1.51              Qingdao HanTing Hotel Management Co., Ltd.

1.52              Shanghai Lanting Hotel Management Co., Ltd.

1.53              Shanghai baiting Hotel Management Co., Ltd.

1.54              Shanghai Jiangting Hotel Management Co., Ltd.

1.55              Shanghai Zhenting Hotel Management Co., Ltd.

1.56              Shanghai HanTing Guancheng Hotel Management Co., Ltd.

1.57              Chengdu HanTing Hotel Management Co., Ltd.

1.58              Shanghai Yiju Hotel Management Co., Ltd.

1.59              Wuxi Yiju Hotel Management Co., Ltd.

1.60              Hangzhou HanTing Kuaijie Hotel Management Co., Ltd.

1.61              Beijing Yaoting Hotel Management Co., Ltd.

1.62              Beijing Xiting Hotel Management Co., Ltd.

1.63              Shanghai HanTing Service Apartment Hotel Management Co., Ltd.

1.64              Shanghai Meiting Hotel Management Co., Ltd.

1.65              Beijing HanTing Hotel Management Co., Ltd.

1.66              Beijing HanTing Ruijing Hotel Management Co., Ltd.

1.67              Shanghai Yuyi Hotel Management Co., Ltd.

1.68              Shanghai Yate Zhongtan Hotel Management Co., Ltd.

1.69              Shanghai Haoting Hotel Management Co., Ltd.

1.70              Shanghai Luting Hotel Management Co., Ltd.

1.71              Beijing Zhongting Hotel Management Co., Ltd.

1.72              Taiyuan Xinting Hotel Management Co., Ltd.

1.73              Nanchang Yinting Hotel Management Co., Ltd.

1.74              Nantong Botong Hotel Co., Ltd.

1.75              Taiyuan Ruiting Yingze Hotel Management Co., Ltd.

1.76              Shanghai Yate Hotel Management Co., Ltd.

1.77              Shanghai Rongting Hotel Management Co., Ltd.

1.78              Shanghai Minting Hotel Management Co., Ltd.

1.79              HanTing Technology (Suzhou) Co., Ltd.

1.80              Hanting (Shanghai) Enterprise Management Co., Ltd.

1.81              Xiamen Tingju Hotel Co., Ltd.

1.82              Shanghai Pengting Hotel Management Co., Ltd.

1.83              Suzhou Yongchangjiahe Hotel Management Co., Ltd.

1.84              Hangzhou Anting Hotel Management Co., Ltd.

1.85              Dalian Yuanyang Sikelai Hotel Co., Ltd.

1.86              Guangzhou Chengting Hotel Management Co., Ltd.

1.87              Guangzhou Xiuting Hotel Management Co., Ltd.

1.88              Hangzhou Muting Hotel Management Co., Ltd.

1.89              Shanghai Xinting Hotel Management Co., Ltd.

1.90              Xiamen Jiangting Hotel Co., Ltd.

1.91              Hanting Hesheng (Suzhou) Hotel Management Co., Ltd.

1.92              Guangzhou Shangbin Hotel Co., Ltd.

1.93              Baotoushi Anting Hotel Management Co., Ltd.

1.94              Huazhu Hotel Management Co., Ltd.

1.95              Starway Hotels (Hong Kong) Ltd.

1.96              Starway Hotels (Shanghai) Co., Ltd.

1.97              Shanghai Yinting Hotel Management Co., Ltd.

1.98              Xi’an Fengting Hotel Management Co., Ltd.

1.99              Shanghai Lingting Hotel Management Co., Ltd.

1.100       Xiamen Wuting Hotel Co., Ltd.

1.101       Beijing Duoting Hotel Management Co., Ltd.

1.102       ACL Greater China Limited (Hong Kong)

1.103       H-World Information and Technology Co., Ltd.

1.104       Mengguang Information and Technology (Shanghai) Co., Ltd.

1.105       Shanghai Huiting Hotel Management Co., Ltd.

1.106       Shanghai Xinting Hotel Management Co., Ltd.

1.107       Shanghai Fanting Hotel Management Co., Ltd.

1.108       Shanghai Qinting Hotel Management Co., Ltd.

1.109       Shanghai Hongting Hotel Management Co., Ltd.

1.110       Shanghai Shangting Hotel Management Co., Ltd.

1.111       Wuxi Meixin Hotel Co., Ltd.

1.112       Hangzhou Yilai Hotel Chain Co., Ltd.

1.113       Hangzhou Maolu Yilai Hotel Co., Ltd.

1.114       Hangzhou Yuejuan Yilai Hotel Co., Ltd.

1.115       Hangzhou Yueli Yilai Hotel Co., Ltd.

1.116       Hangzhou Yueting Yilai Hotel Co., Ltd.

1.117       Hangzhou Qiandaohu Yilai Resort Co., Ltd.

1.118       Hangzhou Yuexiu Yilai Hotel Co., Ltd.

1.119       Jinan Hanting Hotel Management Co., Ltd.

1.120       Kunming Xiting Hotel Management Co., Ltd.

1.121       Shanghai Haoting Hotel Management Co., Ltd.

1.122       Shanghai Hongxi Hotel Management Co., Ltd.

1.123       Shanghai Tongji Hotel Management Co., Ltd.

1.124       Hangzhou Ansheng Hotel Management Co., Ltd.

1.125       Guangzhou Zhongting Quanji Hotel Management Co., Ltd.

1.126       Shanghai Huazhu Hanting Xiyue Electronic Commerce Co., Ltd.

1.127       Huazhu Enterprise Management Co., Ltd.

1.128       Shanghai Aiqu Enterprise Management Co., Ltd.

1.129       Huazhu Investment (Shanghai) Co., Ltd.

1.130       Shanghai Duting Hotel Management Co., Ltd.1.

1.131       Wantong Yiguan (Beijing) Hotel Management Co., Ltd.

1.132       Shanghai Wu Qin Equity Fund Co., Ltd.

1.133       Shenzhen Huazhu Huijia E-Commerce Co.,Ltd.

1.134       Shanghai Jizhu Investment Management Co., Ltd.

1.135       Shanghai Chunting Hotel Management Co., Ltd.

1.136       Zhengzhou Maohua Express Hotel Co. Ltd.

1.137       Ibis China Investment Limited (Hong Kong)

1.138       Chengdu Kehua Ibis Hotel Limited

1.139       Chengdu Ibis Hotel Limited

1.140       Ibis Xiamen Hotel Limited

1.141       Ya’an Ibis Hotel Limited

1.142       Tianjin Ibis Hotel Limited

1.143       Wuxi Ibis Hotel Limited

1.144       Shanghai Ibis Hotel Management Co., Limited

1.145       Nanjing Yiya Hotel Management Co., Limited

1.146       Suzhou Ibis Hotel Limited

1.147       Yagao Meihua Hotel Management Co., Ltd.

1.148       Baotou IBIS Hotel Co.,Ltd.

1.149       Chengdu Shuncheng IBIS Hotel Co.,Ltd.

1.150       Tianjin Yagao Hotel Management Co., Ltd.

1.151       Kunshan Maiya Information Technology Co., Ltd.

1.152       Kunshan Hanka Catering Management Co., Ltd.

1.153       Shanghai Hanka Enterprises Management Partnership (LLP)

1.154       Ningbo Huating Investment Consulting Co., Ltd.

1.155       Ningbo Huating Galaxy Investment Management Co., Ltd.

1.156       Shanghai Zhanshui Catering Management Co., Ltd.

1.157       Shanghai Hongxun Cultural Media Co., Ltd.

1.158       Zhuhai Manneijiali Investment Development Company Limited

1.159       Xi’an Yusi Hotel Management Co., Ltd.

1.160       Beijing Chengnian Hotel Management Co., Ltd.

1.161       Guangzhou Bihua Hotel Management Co., Ltd.

1.162       Ji’nan Luoting Hotel Management Co., Ltd.

1.163       Nanjing Manxin Hotel Management Co., Ltd.

1.164       Xi’an Yahua Hotel Management Co., Ltd.

1.165       Tianjin Mengguang Information Technology Co., Ltd.

1.166       TAHM Investment Limited(Hong Kong)

1.167       Shanghai Xingting Hotel Management Co., Ltd. (PRC) (originally named Shanghai Huigu GangWan Hotel Management Co., Ltd.

2                 Majority-Owned Subsidiaries (all PRC companies)

2.1                     Beijing HanTing Shengshi Hotel Management Co., Ltd.

- 80% equity interests owned by Shanghai HanTing Hotel Management Group, Ltd.

2.2                     Beijing HanTing Dongfang Hotel Management Co., Ltd.

- 99% equity interests owned by Shanghai HanTing Hotel Management Group, Ltd.

2.3                     Hangzhou Hemei HanTing Hotel Management Co., Ltd.

- 65% equity interests owned by Shanghai HanTing Hotel Management Group, Ltd.

2.4                     Hangzhou Heju HanTing Hotel Management Co., Ltd.

- 65% equity interests owned by Shanghai HanTing Hotel Management Group, Ltd.

2.5                     Hangzhou Heting Hotel Management Co., Ltd.

- 65% equity interests owned by Shanghai HanTing Hotel Management Group, Ltd.

2.6                     Shanghai Kailin Hotel Management Co., Ltd.

- 65% equity interests owned by Shanghai HanTing Hotel Management Group, Ltd.

2.7                     Nantong HanTing Zhongcheng Hotel Co., Ltd.

- 95% equity interests owned by Shanghai HanTing Hotel Management Group, Ltd.

2.8                     Chengdu HanTing Yangchen Hotel Management Co., Ltd.

- 51% equity interests owned by Shanghai HanTing Hotel Management Group, Ltd.

2.9                     Wuxi HanTing Hotel Management Co., Ltd.

- 55% equity interests owned by Shanghai HanTing Hotel Management Group, Ltd.

2.10              Taiyuan HanTing Jiangnan Hotel Management Co., Ltd.

- 55% equity interests owned by Shanghai HanTing Hotel Management Group, Ltd.

2.11              Shenzhen HanTing Shiji Hotel Management Co., Ltd.

- 90% equity interests owned by Shanghai HanTing Hotel Management Group, Ltd.

2.12              Changsha Changting Hotel Management Co., Ltd.

- 51% equity interests owned by Shanghai HanTing Hotel Management Group, Ltd.

2.13              Guilin Lishan Huiming Hotel Management Co., Ltd.

- 79% equity interests owned by Shanghai HanTing Hotel Management Group, Ltd.

2.14              Shanghai Huiting Hotel Management Co., Ltd.

- 55.00% equity interests owned by Shanghai HanTing Hotel Management Group, Ltd.

2.15              Xi’an Shengting Hotel Management Co., Ltd.

- 99.00% equity interests owned by Shanghai HanTing Hotel Management Group, Ltd.

2.16              Chongqing Yiting Hotel Management Co., Ltd.

- 99.00% equity interests owned by Shanghai HanTing Hotel Management Group, Ltd.

2.17              Xi’an Bangting Hotel Management Co., Ltd.

- 99.00% equity interests owned by Shanghai HanTing Hotel Management Group, Ltd.

2.18              Nanjing Leting Hotel Management Co., Ltd.

- 80% equity interests owned by Shanghai HanTing Hotel Management Group, Ltd.

2.19              Shanghai Suting Hotel Management Co., Ltd.

- 99.00% equity interests owned by Shanghai HanTing Hotel Management Group, Ltd.

2.20              Urumqi Qiting Hotel management Co., Ltd.

- 99.00% equity interests owned by Shanghai HanTing Hotel Management Group, Ltd.

2.21              Urumqi Luting Hotel management Co., Ltd.

- 99.00% equity interests owned by Shanghai HanTing Hotel Management Group, Ltd.

2.22              Chengdu Changting Hotel management Co., Ltd.

- 80.00% equity interests owned by Shanghai HanTing Hotel Management Group, Ltd.

2.23              Chengdu Yvting Hotel management Co., Ltd.

- 60.00% equity interests owned by Shanghai HanTing Hotel Management Group, Ltd.

2.24              Baoding Lianting Hotel management Co., Ltd.

- 99.00% equity interests owned by Shanghai HanTing Hotel Management Group, Ltd.

2.25              Wuhushi Ronghe Hotel Management Co., Ltd.

- 99.00% equity interests owned by Shanghai HanTing Hotel Management Group, Ltd.

2.26              Wuhu Jiangting Hotel management Co., Ltd.

- 98.00% equity interests owned by Shanghai HanTing Hotel Management Group, Ltd.

2.27              Nanjing Yangting Hotel Management Co., Ltd.

- 99.00% equity interests owned by Shanghai HanTing Hotel Management Group, Ltd.

2.28              Changzhi Huating Hotel Management Co., Ltd.

- 99.00% equity interests owned by Huazhu Hotel Management Co., Ltd.

2.29              Xi’an Jvting Hotel Management Co., Ltd.

- 90.00% equity interests owned by Huazhu Hotel Management Co., Ltd.

2.30              Shanghai Moting Hotel Management Co., Ltd.

- 51.00% equity interests owned by Huazhu Hotel Management Co., Ltd.

2.31              Wenzhou Hanting Quanji Hotel Management Co., Ltd.

- 98.00% equity interests owned by Huazhu Hotel Management Co., Ltd.

2.32              Nanjing Starway Hotel Management Co., Ltd.

- 95.00% equity interests owned by Starway Hotels (Shanghai) Co., Ltd.

2.33              Xi’an Quanji Maoting Hotel Management Co., Ltd.

- 51.00% equity interests owned by Huazhu Hotel Management Co., Ltd.

2.34              Huazhu Xingshun (Suzhou) Tourism Investment Co., Ltd.

- 55.00% equity interests owned by Huazhu Hotel Management Co., Ltd.

2.35              Henan Zhongzhou Express Hotel Investment Co., Ltd.

- 85% equity interest owned by Huazhu Hotel Management Co., Ltd.

2.36              Wenzhou Yaozhu Hotel Management Co., Ltd.

- 60% equity interest owned by Huazhu Hotel Management Co., Ltd.

2.37              Shanghai Junrui Hotel Co., Ltd.

- 60% equity interest owned by Huazhu Hotel Management Co., Ltd.

2.38              Guangzhou Didu Hotel Management Co., Ltd.

- 95% equity interest owned by Huazhu Hotel Management Co., Ltd.

2.39              Zhengzhou Tiancheng Express Hotel Co. Ltd.

- 65% equity interest owned by Henan Zhongzhou Express Hotel Investment Co., Ltd.

2.40              Jiaozuo Zhongzhou Express Hotel Co. Ltd.

- 100% equity interest owned by Henan Zhongzhou Express Hotel Investment Co., Ltd.

2.41              Suzhou Zhongzhou Express Hotel Co. Ltd.

- 100% equity interest owned by Henan Zhongzhou Express Hotel Investment Co., Ltd.

2.42              Shanghai Yuchuang Investment Management Co. Ltd.

- 80% equity interest owned by Huazhu Hotel Management Co., Ltd.

2.43              Wuhan Liye Yuchuang Enterprises Management Co., Ltd.

- 100% equity interest owned by Shanghai Yuchuang Investment Management Co. Ltd.

2.44              Shanghai Mengguang Enterprises Management Partnership (LLP)

- 93.48% equity interest owned by Huazhu Investment (Shanghai) Co., Ltd.

2.45              Ningbo Qiji Galaxy Investment Management Centre (LLP)

- 66.56% equity interest owned by Huazhu Investment (Shanghai) Co., Ltd.

2.46              Shanghai Ruiji Hotel Management Co., Ltd.

- 50% equity interest owned by Huazhu Investment (Shanghai) Co., Ltd.

2.47              Shanghai Mingjing Hotel Investment Management Co., Ltd.

- 100% equity interest owned by Shanghai Ruiji Hotel Management Co., Ltd.

2.48              Shanghai MingxinHotel Management Co., Ltd.

- 100% equity interest owned by Shanghai Ruiji Hotel Management Co., Ltd.

2.49              Xiamen Leshu Hotel Investment Management Co., Ltd.

- 100% equity interest owned by Shanghai Ruiji Hotel Management Co., Ltd.

2.50              Shanghai Meixie Hotel Management Co., Ltd.

- 60% equity interest owned by Yagao Meihua Hotel Management Co., Ltd.

2.51              Xianyang Dingcheng Hanting Hotel Co., Ltd.

- 60.00% equity interests owned by HanTing Xingkong (Shanghai) Hotel Management Co., Ltd.

2.52              Shanghai Dingting Hotel Management Co., Ltd.

- 55% equity interests owned by HanTing Xingkong (Shanghai) Hotel Management Co., Ltd.

2.53              Guangzhou Yahua Puxin Hotel Co., Ltd.

- 80% equity interest owned by Yagao Meihua Hotel Management Co., Ltd.

2.54              Shanghai Liansheng Hotel Management Co., Ltd.

- 90% equity interests owned by Shanghai HanTing Hotel Management Group, Ltd.

2.55              Shanghai Hanka Enterprises Management Partnership (LLP)

- Shanghai Jizhu Investment Management Co., Ltd. is the GP and 0.0888% equity interest owner

2.56              Shanghai Huaban Hotel Management Partnership (LLP)

- Shanghai Jizhu Investment Management Co., Ltd. is the GP and 20.3% equity interest owner